UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2016

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2065 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 29, 2016, eBay Inc. (the “Company”) closed its sale of $750,000,000 aggregate principal amount of its 6.00% Notes due 2056 (the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated February 22, 2016 among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The Notes were issued and sold under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197522) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission and pursuant to an Indenture dated as of October 28, 2010 (the “Indenture”), as supplemented and amended by a Supplemental Indenture dated as of October 28, 2010 (the “Supplemental Indenture”), each between the Company and Wells Fargo Bank, National Association. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary indemnification provisions.

On and after March 1, 2021, the Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any. In addition, if a Change of Control Triggering Event (as defined in the form of Note included in Exhibit 4.3 hereto) occurs with respect to the Notes, the Company must, subject to certain exceptions, offer to repurchase the Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any.

The foregoing description of some of the terms of the Notes and the Underwriting Agreement are not complete and are subject to, and qualified in their entirety by reference to, the complete terms and conditions of the Underwriting Agreement, the Indenture, the Supplemental Indenture, the officers’ certificate establishing the form and terms of the Notes, and the form of the Notes, which are filed or incorporated by reference, as the case may be, as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and are incorporated by reference herein. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

On February 22, 2016, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated February 22, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated February 29, 2016 establishing the form and terms of the Notes.

4.4	Form of 6.00% Note due 2056 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated February 22, 2016 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.

Date: February 29, 2016	By:	/s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Vice President, Legal, Deputy General
Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated February 22, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated February 29, 2016 establishing the form and terms of the Notes.

4.4	Form of 6.00% Note due 2056 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated February 22, 2016 relating to the offering of the Notes.